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                                                                    Exhibit 10.3


                         WISCONSIN ENERGY CORPORATION
                      OMNIBUS STOCK INCENTIVE PLAN AWARD

THIS AWARD, dated the 7th day of February, 2001, is granted by WISCONSIN ENERGY CORPORATION (the "Company"), to [First_name] [Last_name] (the "Employee") pursuant to the Company's 1993 Omnibus Stock Incentive Program (the "Plan") as amended from time to time.


STOCK OPTION AWARD TERMS AND CONDITIONS

1.  DEFINED TERMS

All capitalized terms used in this option and not otherwise defined herein are defined in the attached Definitions or in the Plan.


2.  OPTION GRANT

The Company grants to the Employee an option to purchase [Options] shares of common stock of the Company (the "Common Stock") at an option price of $20.39 per share. Of this award, [ISO] shares are intended to qualify as an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). However, to the extent that the aggregate fair market value (determined at the time of grant) of shares with respect to which options intended to be treated as incentive stock options are exercisable for the first time by the Employee during any calendar year under the Company and its subsidiaries exceeds $100,000, the options or portions thereof which exceed such limit (according to the order in which they are granted) shall be treated as non-qualified stock options, in accordance with Code Section 422. There is no assurance that the portion of this option intended to be treated as an incentive stock option will in fact be treated as such.


3.  VESTING OF OPTION

Except as otherwise provided herein, this option shall be exercisable only prior to the Expiration Date (as defined in paragraph 4), and then only as set forth in the following schedule:

         Years from Date of Option Grant      % of Shares Exercisable
         -------------------------------      -----------------------
            Less than 1                                  0%
            At least 1 but less than 2                  25%
            At least 2 but less than 3                  50%
            At least 3 but less than 4                  75%
            At least 4                                 100%

Notwithstanding the foregoing, this option shall become immediately exercisable upon the occurrence of any of the following events (the "Special Vesting Events"):


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     (i)    the termination of the Employee's employment with the Company or a subsidiary by reason of Retirement, Disability or death,

     (ii) the termination of the Employee's employment with the Company or a subsidiary by reason of discharge without Cause and not for reasons relating to performance, or

     (iii) the occurrence of a Change in Control of the Company while the Employee is employed by the Company or a subsidiary.

Any unvested shares are immediately forfeited upon the Employee's cessation of employment with the Company or a subsidiary prior to the occurrence of a Special Vesting Event. However, the Committee may, in its discretion, vest options upon separation.


4.  TERM OF OPTION

All rights to exercise this option shall terminate on the Expiration Date which is the earliest of the following dates:

     (i) three months after the Employee's voluntary separation from employment with the Company or a subsidiary prior to the occurrence of a Special Vesting Event,

     (ii) ten years from the date of grant after the Employee's termination of employment with the Company or a subsidiary on or after the occurrence of a Special Vesting Event, or

     (iii)  ten years from the date of grant.

With respect to any option covered by this award which is intended to qualify as incentive stock options, the same shall not be treated as an incentive stock option if it is exercised more than three months after any termination of the Employee's employment, other than a termination caused by reason of permanent and total disability within the meaning of Section 422(c)(6) of the Code (in which case to preserve incentive stock option treatment, exercise must occur within one year from such disability) or death.


5.  METHOD OF EXERCISE

This option may be exercised only by appropriate notice in writing as determined by the Company and accompanied by:
     (i) a check for the full purchase price of the shares purchased, or delivery of shares of Common Stock owned by the Employee and acceptable to the Committee (or an attestation of the Employee's ownership of such shares in lieu of delivery) valued at fair market value on the date of exercise, or some combination of a check and use of such shares (and shares acquired in a prior option exercise may not be used for this purpose until the shares have been held by the Employee for six months), and

     (ii) such other documents or representations (and satisfaction of any applicable tax withholding obligations) as the Company may reasonably request in order to comply with securities, tax or other laws then applicable to the exercise of the option. The portion of this option intended to be treated as an incentive stock option shall not be treated as an incentive stock option unless it is exercised within the time limits permitted by applicable tax laws.


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6.  NON-TRANSFERABILITY; DEATH; DESIGNATED BENEFICIARY

This option is not transferable by the Employee otherwise than by will or the laws of descent and distribution, except for transfers to family members and family partnerships, and is exercisable during the Employee's lifetime only by the Employee.

If the Employee dies after termination of employment without any Special Vesting Event having occurred but during the option period and before the Expiration Date specified in paragraph 4 hereof, this option may be exercised, to the extent otherwise vested, in whole or in part and from time to time, in the manner described in paragraph 5 hereof, by the Employee's "Designated Beneficiary" (defined below) or if none or if the Designated Beneficiary does not survive the Employee, by the Employee's estate or the person to whom the option passes by will or the laws of descent and distribution, but only within a period of:

     (a)  two years after the Employee's death or
     (b)  ten years from the date hereof, whichever period is shorter.

To the extent that this option may be exercisable after the death of the Employee (whether before or after termination of employment), this option may be exercised by the "Designated Beneficiary" of the Employee. The "Designated Beneficiary" shall be the beneficiary or beneficiaries designated by the Employee in a writing filed with the Committee in such form and at such time as the Committee may require. In the absence of a living Designated Beneficiary, any rights or benefits that would have been exercisable by or distributable to the Employee shall be exercised by or distributed to the legal representative of Employee's estate or the person to whom the option passes by will or by the laws of descent and distribution. If a Designated Beneficiary who has survived the Employee dies before exercise of all rights or before complete distribution of benefits under this option, then any rights that would have been exercisable by the Designated Beneficiary shall be exercised by the legal representative of the estate of the Designated Beneficiary, and any benefits distributable to the Designated Beneficiary shall be distributed to the legal representative of the estate of the Designated Beneficiary.


7.  REGISTRATION

If at any time during the option period the Company shall be advised by its counsel that shares deliverable upon exercise of the option are required to be registered under the Securities Act of 1933 ("Act") or any state securities laws, or that delivery of the shares must be accompanied or preceded by a prospectus meeting the requirements of that Act or such state securities laws, the Company will use its best efforts to effect the registration or provide the prospectus not later than a reasonable time following each exercise of this option, but delivery of shares by the Company may be deferred until the registration is effected or the prospectus is available. The Employee shall have no interest in shares covered by this option until certificates for the shares are issued, or in lieu of certificates, shares are credited to the Employee's account in the book-entry form.


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8.  ADJUSTMENTS

If the Company shall at any time change the number of shares of its Common Stock without new consideration to the Company (such as by stock dividend, stock split or similar transaction), the total number of shares then remaining subject to purchase hereunder shall be changed in proportion to the change in issued shares and the option price per share shall be adjusted so that the total consideration payable to the Company upon the purchase of all shares not theretofore purchased shall not be changed. If during the term of this option, the Common Stock of the Company shall be changed into another kind of stock or into securities of another corporation, cash, evidence of indebtedness, other property or any combination thereof (the "Acquisition Consideration"), whether as a result of reorganization, sale, merger, consolidation, or other similar transaction, the Committee shall cause adequate provision to be made whereby the Employee shall thereafter be entitled to receive upon the due exercise of this option the Acquisition Consideration the Employee would have been entitled to receive for Common Stock acquired through exercise of this option immediately prior to the effective date of such transaction.


9.  NOTICE OF DISPOSITION

If the Employee disposes of any shares acquired on the exercise of the incentive stock option within either (a) two years after the date of option grant or (b) one year after the date of option exercise, the Employee agrees to notify the Company within seven days of such disposition.


10.  WITHHOLDING

Employee may satisfy any tax withholding obligations arising with respect to the exercise of any option not being treated as an incentive stock option in whole or in part by tendering a check to the Company for any required amount, by election to have a portion of the shares that would otherwise be issued withheld to defray all or a portion of any applicable taxes, or by election to have the Company or its subsidiaries withhold the required amounts from other compensation payable to the Employee.


11.  IMPACT ON OTHER BENEFITS

The income attributable to the exercise of this option shall not be includable as compensation or earnings for purposes of any other benefit plan or program offered by the Company or its subsidiaries.


12.  PLAN GOVERNS

Notwithstanding anything in this option, the terms of this option shall be subject to the terms of the Plan, a copy of which may be obtained by the Employee from the Secretary of the Company, and this option is subject to all interpretations, amendments, rules and regulations established by the Committee from time to time pursuant to the Plan.


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                                 DEFINITIONS

     The following definitions shall apply to the stock option award granted February 7, 2001.

As used in the option award, the terms set forth below shall have the following meanings:

     (a)  "Cause" means:

          (i) the willful and continued failure of the Employee to substantially perform the Employee's duties (other than a failure resulting from incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to the Employee by the Board of Directors of the Company, the Compensation Committee or an elected officer of the Company which specifically identifies the manner in which the Board, the Committee or the elected officer believes that the Employee has not substantially performed the Employee's duties, or

          (ii) the willful engaging by the Employee in illegal conduct or gross misconduct which is materially and demonstrably injurious to the Company. However no act, or failure to act, on the Employee's part shall be considered "willful" unless done, or omitted to be done, by the Employee not in good faith and without reasonable belief that the Employee's action or omission was in the best interest of the Company.

     (b) "Disability" means separation from the service of the Company or a subsidiary because of such illness or injury as renders the Employee unable to perform the material duties of the Employee's job.

     (c) "Retirement" means separation from the Service of the Company or a subsidiary either at or after attainment of age 55 and completion of at least ten years of service or at or after age 65.


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RESTRICTED STOCK AWARD TERMS AND CONDITIONS

13.  AWARD

The Company grants to the Employee a restricted stock award on February 7, 2001 (the "Award Date"), covering [Restricted] shares of the common stock of the Company (the "Restricted Stock").


14.  RESTRICTION

The Restricted Stock shall become vested upon the first to occur, if any, of the following events:

     (a) The termination of the Employee's employment with the Company or a subsidiary by reason of retirement, disability, or death. For these purposes, "retirement" shall mean separation from the service of the Company at or after the attainment of age 60, and "disability" shall mean separation from the service of the Company because of such illness or injury as renders the Employee unable to perform the material duties of the Employee's job.

     (b) The occurrence of a Change of Control of the Company as defined in paragraph 11 of the Plan, while the Employee is employed by the Company.

     (c)  Ten years from the date of this Award.

The period of time during which the shares covered by this Restricted Stock Award are forfeitable is referred to as the "Restricted Period". If the Employee's employment with the Company or one of its subsidiaries terminates during the Restricted Period for any reason other than as specified in subsection (a) above, the Restricted Stock shall be forfeited to the Company on the date of such termination, without any further obligations of the Company to the Employee and all rights of the Employee with respect to the Restricted Stock shall terminate. The Compensation Committee may, in its discretion, vest shares upon separation.


15.  PERFORMANCE ACCELERATION GOALS

Notwithstanding Section 14, restrictions will be removed on ten percent of the Restricted Stock and on any additional restricted shares acquired with cash dividends on such Restricted Stock or acquired as a result of stock dividends thereon for every year, on a cumulative basis, in which the schedule of cumulative earnings identified in Appendix A is met or exceeded. An illustration regarding the removal of restrictions based on this Section is set forth in Appendix A and made a part of this award. If the Company shall, at any time during the Restricted Period, change the number of its issued and outstanding shares of common stock by means of a stock dividend or a stock split without new consideration to the Company, the schedule of cumulative earnings identified in Appendix A shall be adjusted accordingly so that the incentive targets represented by such schedule are preserved. In the event of any other change in the capital structure of the Company or any other event regarding the Company during the Restricted Period, the Compensation Committee may make such adjustment, if any, respecting such schedule as it considers desirable. The Compensation Committee may, in its discretion, permit earlier vesting.


16.  RIGHTS DURING RESTRICTED PERIOD


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The Employee, during the Restricted Period, shall have the right to vote the
Restricted Stock; however, all cash dividends, stock dividends, stock rights or other securities issued with respect to the Restricted Stock (collectively, the "Proceeds") shall be forfeitable and subject to the same restrictions as exist regarding the original shares of Restricted Stock. All cash dividends will be used to acquire additional restricted shares. The Restricted Stock shall be nontransferable during the Restricted Period, except by will or the laws of descent and distribution.


17.  CUSTODY

The Restricted Stock may be credited to the Employee in book entry form and shall be held, along with any Proceeds, in custody by the Company or an agent for the Company (including, as determined by the Company, under the Company's Stock Plus Plan and any Proceeds may be applied as directed by the Company) until the applicable restrictions have expired. If any certificates are issued for shares of Restricted Stock or any of the Proceeds during the Restricted Period, such certificates shall bear an appropriate legend as determined by the Company referring to the applicable terms, conditions and restrictions and the Employee shall deliver a signed, blank stock power to the Company relating thereto.


18.  TAX WITHHOLDING

The Employee may satisfy any tax withholding obligations arising with respect to the Restricted Stock in whole or in part by tendering a check to the Company for any required amount, by election to have a portion of shares withheld to defray all or a portion of any applicable taxes, or by election to have the Company or its subsidiaries withhold the required amounts from other compensation payable to the Employee.


19.  IMPACT ON OTHER BENEFITS

The value of the Restricted Stock awarded hereunder, either on the award date or at the time such shares become vested, shall not be includable as compensation or earnings for purposes of any other benefit plan or program offered by the Company or its subsidiaries.

--------------------------------------------------------------------------------

By my signature below, I hereby acknowledge receipt of the stock option and restricted stock grant on the date shown above, which has been issued to me under the terms and conditions of the Plan. I further agree to all of the terms and conditions of this award and the Plan.


Signature: __________________________________        Date: ____________________
                [First_name] [Last_name]


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